SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                          ----------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934



                      OneSource Information Services, Inc.
                      ------------------------------------
              (Exact name of registration as specified in charter)



       Date of Report (Date of earliest event reported): February 9, 2004


              Delaware                000-25849                   04-3204522
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          (State or other            (Commission                (IRS Employer
          jurisdiction of            File Number)            Identification No.)
           incorporation)


        300 Baker Avenue, Concord,                              MA 01742
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     (Address of principal executive offices)                   (Zip Code)

       Registrant's telephone number, including area code (978) 318-4300


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         (Former name or former address, if changed since last report.)



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Item 5.  Other Events and Required FD Disclosure.
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     On February 9, 2004, OneSource Information Services, Inc. issued a press release regarding its receipt of a letter from ValueAct Capital indicating that ValueAct was prepared to offer to acquire all of the outstanding shares of OneSource at a cash price of $8.10 per share on the terms and conditions contained in a merger agreement enclosed with the letter. OneSource also announced that the special committee of the board of directors of OneSource is reviewing the proposal in order to determine the course of action which will serve the best interests of all shareholders. A copy of the press release is furnished herewith as Exhibit 99.1 to this Current Report on Form 8-K.


Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits.
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         (a) Financial Statements of Businesses Acquired. Not applicable
             --------------------------------------------

         (b) Pro Forma Financial Information. Not applicable
             --------------------------------

         (c) Exhibits.
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                Exhibit No.                Description
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                99.1                       Press Release dated February 9, 2004.


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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned authorized officer.


                              ONESOURCE INFORMATION
                              SERVICES, INC.


Dated:  February 9, 2004       By: /s/ Roy D. Landon
                                   -----------------------------------
                                  Name: Roy D. Landon
                                 Title: Senior Vice President and Chief
                                        Financial Officer



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



                                  EXHIBIT INDEX
                                  -------------

Exhibit No.                 Description
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99.1                        Press Release dated February 9, 2004.


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